                                                                [Execution Copy]



                        FIRST AMENDMENT AND RESTATEMENT

                           Dated as of June 20, 1997


                                       TO


                                 LOAN AGREEMENT


                         Dated as of December 15, 1994

                               TABLE OF CONTENTS

Section                                                                  Page
-------                                                                  ----
                                   ARTICLE I

                                 Definitions............................  1

                                   ARTICLE II

                                    Notes...............................  1
     2.01   Loans.......................................................  1
     2.02   Characteristics of all Notes................................  2
     2.03   Characteristics of Series A Notes and the Series B Notes....  5
     2.04   Prepayment of Notes.........................................  5
     2.05   Register, Transfer, and Exchange of Notes...................  6
     2.06   Application of Payments Prior to an Event of Default........  7
     2.07   Amendments of Lease Agreement; the Lessor Actions...........  8
     2.08   Investment of Funds.........................................  9

                                  ARTICLE III

                           Covenants of the Lessor...................... 10

                                   ARTICLE IV

                           Limitation of Liability...................... 11

                                   ARTICLE V

                         Events of Default; Remedies.................... 12
     5.01   Events of Default........................................... 12
     5.02   Specific Remedies........................................... 13
     5.03   Application of Proceeds..................................... 13
     5.04   Rescission.................................................. 14
     5.05   Rights and Remedies Cumulative; No Waiver................... 14
     5.06   Restoration of Rights and Remedies.......................... 14
     5.07   Compliance with Law......................................... 15

                                   ARTICLE VI

                                    Agent............................... 15
     6.01   Appointment................................................. 15
     6.02   Delegation of Duties........................................ 15
     6.03   Nature of Duties; Independent Credit Investigation.......... 15

     6.04   Actions in Discretion of the Agent; Required Lenders' Consent. 16
     6.05   Exculpatory Provisions........................................ 16
     6.06   Reimbursement and Indemnification............................. 16
     6.07   Reliance by the Agent......................................... 17
     6.08   Individual Capacity........................................... 17
     6.09   Holders of Notes.............................................. 17
     6.10.  Successors.................................................... 17
     6.11.  Distributions to the Lenders.................................. 17

                                  ARTICLE VII

                                Miscellaneous............................. 18

     7.01   Notices....................................................... 18
     7.02   Survival...................................................... 18
     7.03   Amendments and Waivers........................................ 18
     7.04   Entire Agreement.............................................. 18
     7.05   Governing Law................................................. 18
     7.06   Non-Recourse To Certain Parties............................... 18
     7.07   Invalidity of Provisions...................................... 19
     7.08   Counterparts.................................................. 19
     7.09   Effectiveness................................................. 19
     7.10.  Headings...................................................... 19
     7.11.  Holders of Notes.............................................. 19
     7.12.  Successors and Assigns........................................ 19

          FIRST AMENDMENT AND RESTATEMENT, dated as of June 20, 1997, to the LOAN AGREEMENT (the "Original Loan Agreement"), dated as of December 15, 1994, among FLEET NATIONAL BANK (as successor to SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION), a national banking association, not in its individual capacity but solely as the Owner Trustee under the Trust Agreement (the "Lessor"); CREDIT LYONNAIS LOS ANGELES BRANCH, a branch duly licensed under the laws of the State of California of a banking corporation organized and existing under the laws of the Republic of France; BANK LEUMI-LE-ISRAEL, B.M., a banking corporation organized and existing under the laws of Israel; THE FUJI BANK, LIMITED, LOS ANGELES AGENCY, an agency duly licensed under the laws of the State of California, of a banking corporation organized and existing under the laws of Japan; THE INDUSTRIAL BANK OF JAPAN LIMITED, LOS ANGELES AGENCY, an agency duly licensed under the laws of the State of California of a banking corporation organized and existing under the laws of Japan and VIA BANQUE, S.A., a banking corporation organized and existing under the laws of the Republic of France (each of the foregoing which holds a Series A Note being, in such capacity as "Series A Lender"; and each of the foregoing which holds a Series B Note being, in such capacity, a "Series B Lender") and CREDIT LYONNAIS NEW YORK BRANCH, a branch duly licensed under the laws of New York of a banking corporation organized and existing under the laws of the Republic of France, as agent for the Series A Lenders and the Series B Lenders (the "Agent").

          The parties hereto hereby agree that the Original Loan Agreement is amended and restated to read in its entirety as follows:

                                   ARTICLE I
                                   ---------

                                  Definitions
                                  -----------

          Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Definition Schedule attached as Exhibit A to the Participation Agreement.

                                   ARTICLE II
                                   ----------

                                     Notes
                                     -----

          2.01 Loans.
               -----

          (a) General.  The Series A Lenders and the Series B Lenders have
              -------
severally, and on the other terms and subject to the conditions set forth in this Loan Agreement and the other Transaction Documents, made loans to the Lessor on each Closing Date and Advance Date. The Lessor's obligation to repay the loans hereunder is evidenced by its non-recourse promissory notes, referred to as the Series A Notes and the Series B Notes, executed in favor of the Series A Lenders and the Series B Lenders, respectively, as more fully described below.

          (b) Procedure for Borrowings.  All loans having been disbursed, this
              ------------------------
Subsection is intentionally left blank.

          2.02 Characteristics of all Notes.
               ----------------------------

          (a) General.  The Notes (i) shall be dated as of the initial Closing
              -------
Date under the Participation Agreement, (ii) shall entitle the holders thereof to payments of interest on the outstanding principal amount thereof for each day during each Payment Period applicable thereto from the date thereof, (iii) shall entitle the holders thereof to repayment of principal on the last day of each Payment Period beginning March 31, 2001, in the amounts and to the extent set forth in the payment schedules attached to such Notes, and (iv) as provided in
Section 2.06 hereof, shall be exchangeable for an equal aggregate principal amount of Notes of like tenor. Unless sooner paid, by reason of acceleration or otherwise, the entire unpaid principal balance of the Notes, together with interest accrued thereon, shall be due and payable on the Maturity Date. Except as otherwise provided in paragraphs (d) and (e) below, borrowings evidenced by the Notes shall consist of (i) for the period beginning on the initial Closing Date and ending on the last day of the Payment Period next following the Completion Date, one or more (but not greater than four) of the following: Base Rate Notes, Eurodollar Notes and LIBOR Notes (the LIBOR Notes being available only for a full Payment Period of three months), and (ii) thereafter, consecutive LIBOR Notes having Payment Periods of three months.

          (b) Interest.  So long as no Event of Default has occurred and is
              --------
continuing, the Lessor shall pay interest to the Lenders on the outstanding and unpaid principal amount of the Notes at a rate per annum as follows:

          (i) For each LIBOR Series A Note at a rate equal to the LIBOR Rate plus 0.50% per annum for the period through December 31, 1999 and the LIBOR Rate plus 0.80% thereafter; and for each LIBOR Series B Note at a rate equal to the LIBOR Rate plus 0.75% per annum for the period through December 31, 1999 and the LIBOR Rate plus 1.00% per annum thereafter;

          (ii) For each Eurodollar Series A Note, at a rate equal to the Eurodollar Rate plus 0.50% per annum and for each Eurodollar Series B Note, at a rate equal to the Eurodollar Rate plus 0.75% per annum; and

          (iii) For a Base Rate Note, whether a Series A Note or a Series B Note, at a rate equal to the Base Rate.

          Interest on all Notes shall be paid on the last day of each Payment Period by wire transfer of federal funds or other immediately available funds to the Agent at the times and in the same manner as set forth under Section 2.02(c) hereof in respect of payments of principal. In computing interest on any Note, the first date of the Payment Period shall be included and the date of payment shall be excluded. Except in the case of an Event of Default, any amounts under the Notes not paid when due shall bear additional interest at the Late Payment Rate for the period for which the same shall be overdue. Upon the occurrence and during the continuance of an Event of Default, the Lessor shall pay interest on the outstanding and unpaid principal of the Notes and on all overdue payments of interest on such Notes at the Late Payment Rate. Payments of interest at the Late Payment Rate are due and payable on demand.

          (c) Method of Payment.  The Lessor shall make each payment of
              -----------------
principal under this Loan Agreement not later than 11 A.M., New York City time, on the day when due to the Agent by wire transfer of federal funds or other immediately available funds, identifying each payment in such manner and payable to such account of Agent as provided on the signature pages of the Participation Agreement. The Agent will promptly thereafter distribute to each registered holder of Notes its ratable share of each such payment received by the Agent for the account of such holders at such place as has been provided to Agent in writing, to be applied with and subject to the terms of this Loan Agreement, including, without limitation, Section 2.07 hereof. Unless the Agent shall have received notice from the Lessor prior to the date on which any payment is due from the Lessor to one or more of the holders of Notes hereunder that the Lessor will not make such payment in full, the Agent may assume that the Lessor has made such payment in full to the Agent on such date and distributed to each holder of Notes on such due date an amount equal to the amount then due such holder of Notes from the Lessor. If and to the extent that the Lessor shall not have so made such payment, each holder of Notes shall repay to the Agent forthwith on demand such amount distributed to such holder of Notes together with interest thereon, for each day from the date such amount is distributed to such holder of Notes until the date such holder of Notes pays such amount to the Agent, at the Federal Funds Rate.

          (d) Illegality.  Notwithstanding any other provision in this Loan
              ----------
Agreement, if on any date on which the LIBOR Rate or Eurodollar Rate would otherwise be set, any Lender determines that any applicable law, rule, or regulation, or any change therein, or any change in the interpretation or administration thereof by, or any guideline of, any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any request or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency shall make it unlawful or impracticable for any Lender to maintain or fund its respective LIBOR Notes or Eurodollar Notes in good faith, then upon notice of such event to the Lessor by such Lender, as the case may be, the affected Notes held by Lender shall thereafter consist of, and shall be converted into Base Rate Notes either (i) on the last day of the then-current Payment Period applicable to such LIBOR Notes or Eurodollar Notes if such Lender may lawfully continue to maintain and fund such LIBOR Notes or Eurodollar Notes to such day or (ii) immediately if such Lender shall determine it may not lawfully continue to maintain and fund such LIBOR Notes or Eurodollar Notes to such day, and shall remain Base Rate Notes until such time that such Lender notifies the Lessor that the circumstances giving rise to such conversion no longer exist.

          (e) Disaster. Notwithstanding any other provision of this Agreement,
              --------
if on any date on which the LIBOR Rate or Eurodollar Rate would otherwise be set, the Agent (in the case of clauses (i), or (ii) below) or any Lender, including any subsequent holder of a Series A Note, (in the case of clause (iii) below) shall have determined in good faith (which determination shall be conclusive) that (i) adequate and reasonable means do not exist for ascertaining the LIBOR Rate or Eurodollar Rate, (ii) a contingency has occurred which materially and adversely affects the interbank Eurodollar market, or (iii) the effective cost to lenders of funding loans from funds obtained in the London interbank market shall exceed the LIBOR Rate or Eurodollar Rate; then, and in any such event, the Agent or such Lender, as the case may be, may notify the Lessor of such determination. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given) the affected Notes shall be converted to Base Rate Notes on the last day of the then-current Payment Period applicable thereto until such time that the Agent or Lender, as the case may be, notifies the Lessor that the circumstances giving rise to such conversion no longer exist.

          (f) Increased Cost.  The Lessor shall pay to the Lenders from time to
              --------------
time such amounts as any Lender may determine to be necessary to compensate such Lender for any costs incurred by such Lender which such Lender determines are attributable to its funding or maintaining the Notes held by it hereunder, or any reduction in any amount receivable by such Lender under this Loan Agreement in respect of any Note (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any change after the date of this Loan Agreement in U.S. federal, state, municipal, or foreign laws or regulations (including Regulation D), or the adoption or making after such date of any interpretations, directives, or requirements applying to a any U.S. federal, state, municipal, or any foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof ("Regulatory Change"), which: (i) imposes or modifies any reserve, special deposit, compulsory loan, or similar requirements relating to any extensions of credit or commitments to extend credit or other assets of (funded or contingent), or any deposits with or the liabilities of, such Lender (including any of such liabilities or any deposits referred to in the definition of LIBOR Rate or Eurodollar Rate, as applicable); or (ii) imposes any other condition affecting this Loan Agreement or the extension of credit hereunder. Each Lender will notify the Lessor of any event occurring after the date of this Loan Agreement which will entitle such Lender to compensation pursuant to this paragraph as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. Determinations by such Lender for purposes of this paragraph of the effect of any Regulatory Change on its costs of funding or maintaining the Notes or on amounts receivable by it in respect of Notes, and of the additional amounts required to compensate such Lender in respect of any Additional Costs, shall be conclusive, provided that such determinations are made on a reasonable basis.

          (g) Capital.  In the event any Lender determines that (i) the adoption
              -------
of any applicable law, rule or regulation regarding capital adequacy, or any change therein, (ii) compliance with any interpretation by any judicial, administrative, or other governmental or central bank or comparable agency charged with the interpretation or administration of any such law, rule or regulation or (iii) compliance by such Lender with any guideline or request from any such central bank, government authority or comparable agency (whether or not having the force of law) has or would have the effect of requiring an increase in the amount of capital required or expected to be maintained by such Lender, or any person controlling such Lender, and such Lender determines (taking into consideration such Lender's policies with respect to capital adequacy) that such increase is based upon its obligations hereunder, and other similar obligations, the Lessor shall pay to such Lender such additional amount as shall be certified by such Lender to be the amount allocable to such Lender's obligations to the Lessor hereunder. The Lender will notify the Lessor of any event occurring after the date of this Loan Agreement that will entitle such Lender to compensation pursuant to this paragraph as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. Determinations by such Lender for purposes of this paragraph of the effect of any increase in the amount of capital required to be maintained by such Lender or any person controlling the Lender, and of the amount allocable to such Lender's obligations to the Lessor hereunder shall be conclusive, provided that such determinations are made on a reasonable basis.

          (h) Funding Loss Indemnification.  The Lessor shall pay to the Agent,
              ----------------------------
upon the request of the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of the Agent) to compensate it for any loss, cost, or expense incurred as a result of any payment of a LIBOR Note or Eurodollar Note on a date other than the last day of the Payment Period for such Note including, but not limited to, acceleration of the Notes by the Agent hereunder.

          2.03 Characteristics of Series A Notes and the Series B Notes.
               --------------------------------------------------------

          (a) The Series A Notes shall be in the stated aggregate principal amount of $25,284,000.00 (which shall represent the amount of the maximum commitment of the Series A Lenders), shall be in registered form, in substantially the form set forth in Annex A hereto, with blanks appropriately filled in, shall bear interest at such rate, be payable as to principal and interest on such date or dates, and shall contain such other terms and provisions as shall be set forth herein and in the form set forth in Annex A. The unpaid principal balance of the Series A Notes shall be repaid on the Maturity Date.

          (b) The Series B Notes shall be in the initial aggregate principal amount of $3,816,000.00 (which shall represent the amount of the maximum commitment of the Series B Lenders), shall be in registered form in substantially the form set forth in Annex B hereto, with blanks appropriately filled in, and shall bear interest at such rate, be payable as to principal and interest on such date or dates, and shall contain such other terms and provisions as shall be set forth herein. The unpaid principal balance of the Series B Notes shall be repaid on the Maturity Date.

          2.04 Prepayment of Notes.  The Lessor shall not be permitted to prepay
               -------------------
the Notes except as set forth below.

          (a) Mandatory Prepayment on Termination of Lease Agreement.  Upon the
              ------------------------------------------------------
sale of the Leased Premises pursuant to Section 15(a) or 16 of the Lease Agreement, the Lessor shall on the last day of the Lease Term under the Lease Agreement prepay the Notes in whole in an amount equal to the unpaid principal amount thereof, together with all interest accrued thereon and any other amounts due and payable to the Lenders under the Loan Agreement, and no amounts (including sales proceeds) shall be distributed to the Equity Participant until all amounts due and owing under the Notes have been paid in full.

          (b) Mandatory Prepayment Upon Event of Loss or Certain Purchases of
              ---------------------------------------------------------------
Leased Premises.  Upon the occurrence of an Event of Loss with respect to some
---------------
or all of the Leased Premises for which payment of Termination Value is due under Section 14(b) of the Lease Agreement or upon the purchase of any Leased Premises pursuant to Sections 15(a) and 15(c) of the Lease Agreement or pursuant to Section 4.10(b) of the Agency Agreement, the Lessor shall, on the next date for which an installment of principal is due on the Notes, prepay a principal amount of Notes, together with interest accrued thereon, equal to 97% of the amount of the payment of Termination Value in respect of such Event of Loss or purchase, as the case may be, and any other amounts due and payable to the Lenders under the Loan Agreement, and no amounts (including payments of Termination Value) shall be distributed to the Equity Participant until all amounts due and owing under the Notes have been paid in full.

          (c) Notice.  Upon receipt by the Agent of notice from the Lessor or
              ------
the Lessee of an event which shall result in a prepayment of the Notes, specifying the principal amount of Notes to be prepaid, such principal amount of Notes, together with accrued interest thereo notice which in any event shall be the last day of a Payment Period. Such notice shall be given to Agent no later than five (5) London Business Days prior to the date of the payment specified. In the event of any partial prepayment of the principal amount of any Note pursuant to this Loan Agreement, the amount of each payment of such Note becoming due, with any other amounts set forth in Section 2.04(d), after application of such prepayment shall be adjusted by an appropriate amendment to the payment schedules attached to each Note so that the principal paid on each date for an installment of principal shall bear the same proportion to the original amount payable on such date as the total unpaid balance bears to the original balance unpaid on such date but for such prepayment and that, upon the due payment of all payments thereafter, the entire unpaid principal amount of and interest on such Note shall have been paid in full.

          (d) Payment of Certain Sums.  In each case under this Section 2.04, if
              -----------------------
the Lessor makes a prepayment, the Lenders shall be reimbursed on the date specified in Section 2.04(c) or upon demand for any resulting loss or expense incurred by such Lenders including, without limitation, any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such prepayment as such Lender shall have determined and notified the Lessor, which determination shall be conclusive provided it is made on a reasonable basis.

         2.05 Register, Transfer, and Exchange of Notes.
              -----------------------------------------

          (a) Register.  The Lessor shall maintain a register for the purpose of
              --------
registration, and registration of transfer and exchange, of Notes, in which shall be entered the names and addresses of the holders of such Notes and particulars of the Notes held by them, respectively. The Lessor and Agent may deem and treat the registered holder of any Note as the absolute owner of such Note for the purpose of receiving payment of all amounts payable with respect to such Note and for all other purposes.

          (b) Transfer; Exchange.  Subject to the restrictions on assignability
              ------------------
of Notes contained in the Participation Agreement, a holder of any Note intending to transfer or exchange any Note may deliver such Note to Agent for prompt presentment to the Lessor duly endorsed for transfer by, or accompanied by a written instrument of transfer duly executed by, the registered holder of such Note, together with the written request of such registered holder and evidence satisfactory to the Agent that such transfer complies with the applicable provisions of the Participation Agreement, for the issuance of a new Note or Notes, specifying the denomination or denominations of the same, the name and address of the new registered holder or holders, and the information required in order that the Agent may make wire transfer of payments on such Notes to or for the account of such new holder or holders. Promptly upon such presentation, the Lessor shall execute, authenticate and deliver such new Note or Notes, in the principal amount equal to the unpaid principal amount or amounts of such Note or Notes so surrendered, having the same terms and dated the same date as the Notes so surrendered, in such denomination or denominations and registered in the name or names of the transferee specified in the written request. The Lessor shall make a notation on each transferred or exchanged Note of the amount of all payments of principal and interest theretofore made, or the r exchanged. Prompt notice of the foregoing shall be delivered by the Lessor to Agent. The holder of the transferred or exchanged Note shall, at the time such transfer or exchange, pay the Agent an administrative fee of $3,000 for each such transfer or exchange.

          (c) Replacement.  If any Note shall be destroyed, mutilated, lost, or
              -----------
stolen, the Lessor shall, upon the written request of the registered holder of such Note, execute and deliver in replacement thereof a new Note, payable in the same original principal amount and dated the same date as the Note so destroyed, mutilated, lost, or stolen. The Lessor may make a notation on each new Note of the amount of all payments of principal and interest theretofore made, or the date to which such payments have been made, on the Note so destroyed, mutilated, lost or stolen. Prompt notice of the foregoing shall be delivered by the Lessor to the Agent. If the Note being replaced has been mutilated, such Note shall be delivered to the Lessor and shall be cancelled by it. If the Note being replaced has been destroyed, lost, or stolen, the registered holder of such Note shall furnish to the Lessor such indemnity agreement or bond as shall be reasonably satisfactory to it together with evidence satisfactory to the Lessor of the destruction, loss or theft of such Note and of the ownership thereof. If the registered holder of such destroyed, lost, or stolen Note is a party to the Participation Agreement or an Affiliate of any such Person, the written statement of such party shall be sufficient proof of such destruction, loss or theft and an indemnity agreement of such party signed by a duly authorized officer thereof delivered to the Lessor shall be sufficient security and indemnity.

          2.06 Application of Payments Prior to an Event of Default.  Prior to
               ----------------------------------------------------
the occurrence of an Event of Default described in Section 5.01, the Agent shall apply all Basic Rent, Supplemental Rent (other than Supplemental Rent payable to the Agent or any Lender for reimbursement for its own account for expenses or indemnities under Section 2.02(f), (g) or (h) hereof or payable under the Lease Agreement or the Participation Agreement or pursuant to any insurance policies maintained under Section 10 of the Lease Agreement) and payments of Termination Value under the Lease Agreement to the payment of principal and interest on the Notes ratably in accordance with the amount due thereon without priority of any Notes or Series of Notes over any other Notes or Series of Notes, except that upon a sale of the Leased Premises to a third party pursuant to Section 16 of the Lease Agreement, or the purchase by the Lessee of the Leased Premises pursuant to Section 15 of the Lease Agreement and so long as no Event of Default or Unmatured Default shall have occurred and be continuing, (x) the net amount pursuant to Section 16(b) or (y) the purchase price under Section 15(a) and
Section 15(c) of the Lease Agreement, as the case may be, shall be first applied to pay the principal of, and accrued interest on, the Series A Notes and, only upon payment in full of all outstanding Series A Notes, to pay the principal of, and interest on, the Series B Notes; provided, however, the Principal Component
                                     --------
of any payment of Basic Rent shall be applied to the payment of principal on the Series A Notes only.

          2.07 Amendments of Lease Agreement; the Lessor Actions.  The Lessor
               -------------------------------------------------
shall be entitled to receive, and the Agent agrees to send to the Lessor, copies of all notices, demands, consents, approvals and waivers which may, from time to time, be given or granted by the Agent to the Lessee pursuant to the provisions of the Lease Agreement. Prior to the time that the Notes and other amount due hereunder have been discharged, Agent and the Lenders shall be entitled to receive, and the Lessor agrees to send to the Agent and the Lenders, copies of all notices, demands, consents, approvals and waivers which may, from time to time, be given or granted by the Lessor to the Lessee or received by the Lessor from the Lessee pursuant to the provisions of the Lease Agreement provided, that
                                                                  --------
without the prior consent of each Lender and the Agent, the Lessor shall not:

          (a) modify or waive any provision of any Transaction Document requiring the Required Lender's Consent or release any collateral (except as otherwise specifically provided in any Transaction Document);

          (b) reduce the amount or change the time of payment of any amount of principal owing or interest owing or payable on any Note;

          (c) modify, amend, waive or supplement any of the provisions of Sections 15, 16, 19 and 20 of the Lease;

          (d) reduce, modify, amend or waive any indemnities in favor of any Lender or Agent;

          (e) reduce the amount or change the time of payment of Rent, Termination Value or Supplemental Rent;

          (f) consent to any assignment of the Lease releasing the Lessee from its obligations to pay Rent, Termination Value or Supplemental Rent or changing the absolute and unconditional character of such obligations; or

          (g) permit the creation of any Lien on the Trust Estate or any part thereof except as contemplated by the Transaction Documents, or deprive any Lender of the benefit of the security interest and lien secured by the Trust Estate.

          2.08 Investment of Funds.  The Agent shall hold all moneys received by
               -------------------
it hereunder as to which no immediate application thereof is provided, and shall invest such moneys in U.S. Treasury securities having maturities of no greater than one year or in the commercial paper of any issuer rated in the highest rating category by both Moody's Investors Service, Inc. and Standard & Poor's Ratings Group. The earnings from any such investments, less the Agent's expenses incurred in making such investments and any losses therefrom, shall be for the account of the Person or Persons ultimately entitled to receive such moneys.

                                  ARTICLE III
                                  -----------

                            Covenants of the Lessor
                            -----------------------

          The Lessor hereby covenants and agrees as follows:

          (a) Payment of Principal and Interest.  The Lessor shall duly and
              ---------------------------------
punctually pay (or cause to be paid) to Agent the principal of and interest on the Notes in accordance with the terms thereof and this Loan Agreement when such payments shall become due, including, but not limited to, mandatory prepayments hereunder;

          (b) Liens.  The Trust Estate shall be and shall remain free and clear
              -----
of the Lessor Liens and the Lessor shall take such action as may be necessary to discharge any Lessor Liens;

          (c) Lease and Other Obligations.   The Lessor shall faithfully abide
              ----------------------------
by, perform and discharge each and every obligation, covenant and agreement that the Lease Agreement and the Participation Agreement provide are to be performed by the Lessor; the Lessor shall upon the prior written request of the Agent, at the expense of the Lenders to the extent not paid or reimbursed by the Lessee, enforce any or all of its rights as the Lessor under the Lease Agreement and the Participation Agreement; without the Required Lenders' Consent, the Lessor shall not anticipate the rents under the Lease Agreement or waive, excuse, condone, forgive or in any manner release or discharge the Lessee thereunder of or from the obligations, covenants, conditions and agreements to be performed by the Lessee that are intended to satisfy the Lessor obligations or to preserve and protect the interest of Lenders in the Lease Agreement and the Leased Premises, including, without limitation, the obligation to make payments in the manner and at the time and place specified in the Lease Agreement, or enter into any agreement or take any action the result of which would be to amend, modify or terminate the Lease Agreement or the obligations of the Lessee thereunder;

          (d) Transfers.  The Lessor shall not sell, assign or transfer its
              ---------
rights under this Loan Agreement or in or to the Trust Estate, except as may be permitted by the express provisions of Article V of the Participation Agreement;

          (e) Lease Termination Remedies.  Unless and until the Notes and all
              --------------------------
other obligations of the Lease hereunder have been discharged, the Lessor, without the consent of each of the Lenders, shall not terminate the Lease Agreement, or otherwise exercise the remedies available under the Lease Agreement against the Lessee or the Leased Premises; and

          (f) Defaults.  The Lessor shall promptly notify the Lenders of any
              --------
Event of Default hereunder or under the Lease Agreement of which the Lessor shall have knowledge.

                                   ARTICLE IV
                                   ----------

                            Limitation of Liability
                            -----------------------

          Notwithstanding anything in this Loan Agreement or any Mortgage and Assignment Agreement to the contrary, the liability of the Lessor for all payments to be made under and pursuant to the Notes, hereunder and thereunder and the performance of all other obligations hereunder and under any other Transaction Document shall not exceed an amount equal to, and shall be payable only out of, the Income and Proceeds from the Trust Estate. As used herein the term "Income and Proceeds from the Trust Estate shall mean:

          (i) if an Event of Default shall have occurred and while it shall be continuing so much of the following amounts as are indefeasibly received by the Lessor or Agent or Lenders as assignee of the Lessor at any time after the occurrence of such Event of Default and during the continuance thereof:
     (A) all payments and any other sums due and to become due under the Lease Agreement except Excluded Amounts, and (B) any and all other payments or proceeds received pursuant to the Lease Agreement or for or with respect to the Trust Estate as the result of the sale, lease or other disposition thereof, after deducting all costs and expenses of such sale, lease or other disposition; and

          (ii) at any other time only that portion of the amounts referred to in the foregoing clause (i) or otherwise payable to the Lessor pursuant to the Lease Agreement as are indefeasibly received by the Lessor, the Agent or the Lenders as assignee of the Lessor and as shall equal the payments specified in clause (a) of Article III hereof due and payable by the Lessor on the date such amounts so received were required to be paid pursuant to the Lease Agreement or as shall equal any other payments (including payments in respect of loss or destruction of the Leased Premises and early termination of the Lease Agreement) then due and payable under this Loan Agreement.

          The Lessor shall not be liable for any deficiency arising out of the sale by the Lessor of all or any portion the Leased Premises pursuant to the Lease Agreement and the Lenders agree to look only to the Trust Estate and the rights of the Lessor against the Lessee under the Lease Agreement and the Participation Agreement for the amount of such deficiency. Each Lender agrees that if it obtains a judgment against the Lessor for an amount in excess of the amounts payable by the Lessor pursuant to the limitations set forth in this
Article IV, it will, accordingly, limit its execution of such judgment to such amount and it will not bring suit against the Lessor for any sums in addition to the amounts payable by the Lessor pursuant to said limitations (or obtain a judgment, order or decree against the Lessor for any relief other than the payment of money) except as may be required by applicable rules of procedure to enforce against the Trust Estate and the Lessee (rather than against the Lessor personally), by appropriate proceedings against obligee at law or in equity or otherwise, the obligation to make the payments due to such Lender under the Notes and this Loan Agreement. Nothing contained herein limiting the liability of the Lessor shall derogate from the right of the Agent on behalf of the Lenders to proceed against the Trust Estate or the Lessee (to the extent of the Lessor's rights against the Lessee under the Lease

Agreement and the Participation Agreement) as provided for herein or in the Mortgage and Assignment Agreements for the full unpaid principal amount of the Notes and interest thereon, or to proceed against the Lessor for damages and exercise other remedies for breach of the covenants of this Loan Agreement (subject to the aforesaid limitations) or the inaccuracy of the representations and warranties of the Lessor contained herein or in the Participation Agreement.


                                   ARTICLE V
                                   ---------

                          Events of Default; Remedies
                          ---------------------------


          5.01 Events of Default.  If any of the following events (each such
               -----------------
event being hereinafter referred to as an "Event of Default") shall have occurred (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary) and be continuing:

          (a) failure to pay principal or interest or make any mandatory prepayment of principal on the Notes when due (except to the extent attributable to any failure of Agent to pay any amount due to holders of Series A Notes on account of interest pursuant to Section 2.02(c) hereof) and such failure shall continue unremedied for three (3) Business Days; or

          (b) an "Event of Default" under the Lease Agreement shall have occurred and be continuing; or

          (c) the Lessor shall become insolvent or bankrupt or make an assignment for the benefit of creditors or consent to the appointment of a trustee or receiver; or a trustee or a receiver shall be appointed for the Lessor or for a substantial part of the Lessor's property without the Lessor's consent and shall not be dismissed within a period of ninety (90) days; or bankruptcy, reorganization or insolvency proceedings shall be instituted by or against the Lessor and, if instituted against the Lessor, shall not be dismissed for a period of thirty (30) days; or

          (d) the Lessor shall fail to observe any covenant contained in clause
     (c) or (d) of Article III hereof and such failure shall continue for a period of ten days after written notice thereof;

then, the Agent, upon receipt of the Required Lenders' Consent shall, by notice to the Lessor and the Lessee, declare the unpaid principal amount of the Notes, interest accrued thereon and all other amounts owing by the Lessor hereunder, under the Notes or under any other Transaction Document to be immediately due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue; provided, however, that in the event of an actual or deemed
                    --------
entry of an order for relief with respect to the Lessor under the Federal Bankruptcy Code, (x) the obligation of any Lender to make loans hereunder shall automatically terminate and (y) the Notes, all interest thereon and all other amounts payable hereunder shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Lessor; the Agent shall, upon receipt of the Required Lenders' Consent, be entitled and empowered to institute such action or proceedings at law or in equity for the collection of any amounts due and unpaid as shall be consistent with such Required Lenders' Consent, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Lessor and collect in the manner provided by law out of the Trust Estate, wherever situated, the moneys adjudged or decreed to be payable (subject to the provisions of Article IV hereof).

          5.02 Specific Remedies.  Upon the occurrence and during the
               -----------------
continuance of an Event of Default, the Agent may, and upon receipt of the Required Lenders' Consent and indemnification reasonably satisfactory to the Agent, shall:

          (i) take any and all action available to a creditor to recover from the Lessor (subject to the limited recourse provisions contained herein and in the Notes) all amounts then due and payable by the Lessor under the Notes or otherwise to each Lender; or

          (ii) exercise any and all of the rights remedies available to it against the Trust Estate under the Mortgage and Assignment Agreements; or

          (iii) subject to the rights of the Lessee under the Lease Agreement, exercise, as assignee of the Lessor any and all of the rights and remedies of the Lessor under the Lease Agreement;

provided, however, that if the only Event of Default which has occurred and is
--------  -------
continuing hereunder is an Event of Default described in Section 5.01(b) hereof or any other Event of Default which has resulted from an Event of Default described in Section 5.01(b) hereof (such Events of Default called "the Lessee Defaults"), the Agent shall be entitled to exercise a right or remedy hereunder only if it concurrently pursues, to the extent it has not already done so and is then entitled to do so hereunder and under the Lease Agreement and is not then stayed against the Lessee or otherwise prevented from doing so by operation of law, one or more remedies available to the Agent as assignee of the Lessor's interest in the Lease Agreement.

          Written notice shall be given by the Agent to the Lessor of any election by the Agent to retain the Trust Estate.

          5.03 Application of Proceeds.  If an Event of Default shall have
               -----------------------
occurred and be continuing and the Agent shall exercise any of the powers conferred upon it by Sections 5.01 and 5.02 hereof, all payments made by the Lessor to the Agent hereunder after such Event of Default, and the proceeds of any judgment collected hereunder from the Lessor by the Agent, and the proceeds of every sale by the Agent of any of the Trust Estate, together with any other sums which may then be held or obtained by the Agent or the Lenders under any of the provisions hereof or any other Transaction Document, shall be applied by the Agent to the payment in the following order of priority: (i) of all proper charges, expenses (including without limitation all reasonable attorney's fees) or advances made or incurred by the Lenders or the Agent or, in the case of an Lessee Default, the Lessor in the exercise of the Lenders', the Agent's or the Lessor's remedies hereunder or under any other Transaction Document, (ii) of the interest then due on the Notes, ratably and without priority of any Notes or any Series of Notes over any other Notes or Series of Notes, with interest on overdue interest at the Late Payment Rate to the extent legally enforceable, and (iii) of the principal of all outstanding Notes, without priority as aforesaid, with interest thereon at the Late Payment Rate to the extent legally enforceable from the first date on which such principal was due and not paid, whether such Notes shall have then matured by their terms or not.

          If after applying as aforesaid the sums of money realized by the Agent on behalf of Lenders there shall remain a surplus in the possession of the Agent, such surplus shall be paid to the Lessor.

          5.04 Rescission.  If, at any time after the outstanding principal
               ----------
amount of the Notes shall have become due and payable by acceleration pursuant to Section 5.01 hereof, no judgment for any amount so becoming due shall have been entered and the Collateral has not been sold or otherwise disposed of in the exercise of remedies hereunder, (i) all amounts of principal and interest on the Notes which have become due otherwise than pursuant to Section 5.01 hereof, together with interest on all such overdue principal and, to the extent permitted by law, interest at the Late Payment Rate and an amount sufficient to cover all costs and expenses of collection of Agent and the Lenders shall have been paid in full and (ii) every other Event of Default shall have been cured or waived, then the Agent may, with the Required Lenders' Consent, and by notice to the Lessor and the Lessee, rescind and annul such acceleration and any related declaration of acceleration under the Lease Agreement and their related consequences, but no such rescission and annulment shall extend to or affect any subsequent Event of Default hereunder or under the Lease Agreement or impair any right consequent thereon.

          5.05 Rights and Remedies Cumulative; No Waiver.  Each and every right,
               -----------------------------------------
power and remedy herein specifically given to the Agent or any or all of the Lenders under this Loan Agreement shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at Law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Agent, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No delay or omission by the Agent or the Lenders in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the Lessor or the Lessee or to be an acquiescence therein. No waiver in respect of any Event of Default shall extend to any subsequent or other Event of Default.

          5.06 Restoration of Rights and Remedies.  In case the Lenders shall
               ----------------------------------
have directed the Agent to proceed to enforce any right, power or remedy under this Loan

Agreement by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Agent or the Lenders, then and in every such case the Lessor, the Agent and the Lenders shall be restored to their former positions and rights hereunder with respect to the Trust Estate, and all rights, remedies, and powers of the Agent and the Lenders shall continue as if no such proceedings had been taken.

          5.07 Compliance with Law.  The foregoing provisions of this Article V
               -------------------
are subject in all respects to all mandatory legal requirements at the time in force and applicable.

                                   ARTICLE VI
                                   ----------

                                     Agent
                                     -----

          6.01 Appointment.  The Lenders hereby appoint Credit Lyonnais New York
               -----------
Branch to act as the Agent as herein specified for the Lenders hereunder. Each of the Lenders by its execution and delivery of the Participation Agreement irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Loan Agreement and any other Transaction Document, or other instruments and agreements referred to herein or therein, and to exercise such powers and to perform such duties hereunder and thereunder, as are specifically delegated to or required of the Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto. Credit Lyonnais New York Branch agrees to act as the Agent on behalf of the Lenders to the extent provided in this Loan Agreement.

          6.02 Delegation of Duties.  The Agent may perform any of its duties
               --------------------
hereunder by or through agents or employees and shall be entitled to rely on the advice of independent counsel concerning all matters pertaining to its duties hereunder and thereunder.

          6.03 Nature of Duties; Independent Credit Investigation.  The Agent
               --------------------------------------------------
shall have no duties or responsibilities except those expressly set forth in this Loan Agreement and the Participation Agreement. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have by reason of this Loan Agreement or any Transaction Document a fiduciary relationship in respect of any Lender and nothing in this Loan Agreement or any Transaction Document, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Loan Agreement or any Transaction Document except as expressly set forth herein or therein. Each Lender expressly acknowledges (i) that the Agent has not made any representations or warranties to it and that no act by the Agent hereafter taken shall be deemed to constitute any representation or warranty by the Agent to any Lender; (ii) that it has made and will make its own independent investigation of the financial condition and affairs, and its own appraisal of the creditworthiness of the Lessor and the Lessee, in connection with this Loan Agreement; (iii) that it has made its own independent investigation of the legal matters relating to this Loan Agreement, the Transaction Documents and the Notes to be issued to it hereunder; and (iv) that the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any the Lender with any information, except for notices, reports or other information, if any, expressly required to be furnished to the Lenders by the Agent hereunder.

          6.04  Actions in Discretion of the Agent; Required Lenders' Consent.
                -------------------------------------------------------------
The Agent agrees, upon receipt of the Required Lenders' Consent and indemnity reasonably satisfactory to it, to take any action of the type specified therein so long as the same is not inconsistent with the other Transaction Documents. The Agent shall take, or refrain from taking, such action hereunder in accordance with the Required Lenders' Consents. In the absence of receipt of the Required Lenders' Consent, the Agent shall take no action and shall not be subject to any liability, penalty, cost or expense for such inaction. Any action taken or failure to act pursuant to such Required Lenders' Consent shall be binding on the Lenders and on all holders of Notes. No Lender shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the Required Lenders' Consent, or in the absence of the Required Lenders' Consent, in the absolute discretion of Agent, subject to the provisions of Section 6.05 hereof.

          6.05 Exculpatory Provisions.  Neither the Agent nor any of its
               ----------------------
directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by it hereunder or under the Notes or Transaction Documents, or in connection herewith or therewith, unless caused by its own gross negligence or willful misconduct. In performing its functions and duties hereunder on behalf of Lenders, the Agent shall exercise the same care which it would exercise in dealing with loans for its own account, but it shall not (i) be responsible in any manner to any of the Lenders for the effectiveness, enforceability, genuineness, validity or the due execution of this Loan Agreement, the Transaction Documents or any of the Notes, or for any recital, representation, warranty, document, certificate, report or statement herein or therein made or furnished under or in connection with this Loan Agreement or (ii) be under any obligation to any of the Lenders to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Lessor, the Lessee or any other Person, or the financial condition of the same or the existence or possible existence of any Event of Default or Unmatured Event of Default.

          6.06 Reimbursement and Indemnification.  Each holder of Notes shall
               ---------------------------------
reimburse and indemnify the Agent to the extent not reimbursed by the Lessee (and without limiting the obligation of the Lessee), ratably in the proportion which the sum of the principal balance of Notes then held by such holder bears to the sum of the then outstanding principal balance of the Series A Notes and Series B Notes, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, in its capacity as such, in any way relating to or arising out of this Loan Agreement, the Transaction Documents, the Notes or any action taken or omitted by the Agent hereunder or thereunder, provided, that no holder shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent that the same result from the Agent's gross negligence or willful misconduct.

          6.07 Reliance by the Agent.  The Agent shall be entitled to rely upon
               ---------------------
any writing, telegram, telex or teletype message, resolution, notice, consent, certificate, letter, cablegram, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper party or parties, and upon opinions of counsel and other professional advisers selected by the Agent. Subject to Section 6.05 hereof, the Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

          6.08 Individual Capacity.  With respect to this Loan Agreement and the
               -------------------
Series A Notes held by it, Credit Lyonnais, as Series A Lender or as Series B Lender, shall have the same rights and powers hereunder as any other holder of a Series A Note or Series B Note and may exercise the same as though it were not the Agent, and the terms, "Lenders", "Series A Lender", "Series B Lender" shall, unless the context hereof otherwise indicates, include Credit Lyonnais in its individual capacity.

          6.09 Holders of Notes.  The Agent may deem and treat the payee of any
               ----------------
Note as the owner of such Note for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Agent in accordance with Section 2.06 hereof. Any request, authority or consent of any party who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

          6.10.     Successors.  The Agent may resign at any time by giving
                    ----------
written notice thereof to the Lenders. Upon any such resignation, the holders of the Series A Notes and the Series B Notes, by execution and delivery of a Required Lenders' Consent, shall agree upon a successor Agent. If no successor Agent shall have been so agreed upon and appointed, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation, then the retiring Agent, any holder of a Note or the Lessor may petition (or in the absence of such petition, the Lessee may petition) a court of competent jurisdiction to appoint a successor Agent which shall be a commercial bank organized under the Laws of the United States of America or any state thereof, having a combined capital and surplus of at least $250,000,000. Upon the acceptance by a successor Agent of its appointment as Agent hereunder, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties under this Loan Agreement. After any retiring Agent's resignation hereunder as the Agent, the provisions of this
Article VI shall inure to its benefit as to any actions taken or omitted by it while it was the Agent under this Loan Agreement.

          6.11.     Distributions to the Lenders.  The Agent agrees that all
                    ----------------------------
sums paid by the Lessee to the Agent under any Transaction Document for distribution to the holders of Notes pursuant hereto, and any other proceeds of the Collateral or any portion thereof (i) shall, until paid to the holders of Notes in accordance with the provisions hereof, be held by the Agent for the benefit of the holders of Notes, and (ii) if received by the Agent prior to

12:00 Noon, New York City Time, shall be disbursed to holders of Notes no later than 4:00 P.M. on the same Business Day, and if received by the Agent after 12:00 Noon, New York City Time, shall be disbursed to holders of Notes no later than 4:00 P.M. on the next succeeding Business Day.

                                  ARTICLE VII
                                  -----------

                                 Miscellaneous
                                 -------------

          7.01 Notices.  Any notice required or permitted under this Loan
               -------
Agreement, or by law in respect of this Loan Agreement, shall be in writing and shall be deemed effective, when personally delivered or if sent by registered or certified mail, three Business Days after the date of delivery to the post office, or if sent by overnight delivery (express mail or overnight courier), when received, or if sent by telex or telecopy, upon receipt, in each case addressed to the Person required to receive the same at the address stated on the signature pages of the Participation Agreement or in accordance with the last unrevoked written direction from such Person to the other parties hereto.

          7.02 Survival.  All covenants, agreements, indemnities,
               --------
representations, and warranties contained in this Loan Agreement, or any document, agreement, or certificate delivered pursuant hereto shall survive the expiration or other termination of this Loan Agreement.

          7.03 Amendments and Waivers.  The terms of this Loan Agreement shall
               ----------------------
not be waived, altered, modified, amended, supplemented, or terminated in any manner whatsoever except by written instrument signed by the Lessor and the Agent following receipt of the Required Lenders' Consent; provided, however, that no such amendment shall revise or delete Sections 2.07, 2.08, 5.03 hereof or this Section 7.03 without the prior written consent of the holders of each of the Series A Notes and the Series B Notes respectively.

          7.04 Entire Agreement.  This Loan Agreement and the other agreements
               ----------------
and documents referred to herein constitute the final and entire expression of the agreement of the parties with respect to the matters contemplated hereby.

          7.05 Governing Law.  The provisions of Section 6.06 of the
               -------------
Participation Agreement are hereby incorporated herein by reference.

          7.06 Non-Recourse To Certain Parties.  This Loan Agreement is solely a
               -------------------------------
corporate obligation and no recourse shall be had in respect of any obligation, covenant, or agreement of this Loan Agreement, or referred to herein, against any stockholder, incorporator, director, or officer, as such, past, present, and future, of the parties hereto by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of statute or otherwise.

          7.07 Invalidity of Provisions.  Any provision of this Loan Agreement
               ------------------------
which may be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          7.08 Counterparts.  This Loan Agreement may be executed in any number
               ------------
of counterparts and by the different parties hereto on separate counterparts, all of which together shall constitute a single agreement.

          7.09 Effectiveness.  Although this Loan Agreement is dated as of the
               -------------
date first above written for convenience, the actual dates of execution hereof by the parties hereto are respectively the dates set forth under the signatures hereto, and this agreement shall be effective on the latest of such dates.

          7.10. Headings.  Any headings or captions preceding the individual
                --------
sections hereof are intended solely for the convenience of the parties and shall not alter or vary the meaning, construction or effect of this Loan Agreement.

          7.11. Holders of Notes.  All representations, warranties,
                ----------------
covenants, and agreements contained herein shall be binding on, and shall inure to the benefit of, the Series A Lender and the Series B Lender and any registered transferee of the Series A Lender or the Series B Lender as holder of a Note or Notes. Any request, notice, direction, consent, waiver or other instrument or action by any holder of a Note or Notes shall bind the successor and assigns of such holder.

          7.12. Successors and Assigns.  The provisions of this Loan
                ----------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to Section 2.06 hereof and the provisions of the Participation Agreement.

          IN WITNESS WHEREOF the parties hereto have each caused this Agreement to be duly executed by their respective officers thereunto duly authorized.


                     FLEET NATIONAL BANK,
                     not in its individual capacity (except as expressly stated above) but solely as Owner
                     Trustee under the Trust Agreement


                     By    /s/ E.C. Hammer
                           _______________
                     Date:

                     CREDIT LYONNAIS LOS ANGELES
                     BRANCH, as Series A Lender and
                     Series B Lender


                     By: /s/ Dianne M. Scott
                        --------------------
                     Date: June 20, 1997

                     BANK LEUMI LE-ISRAEL B.M.,
                     as Series A Lender and Series B Lender


                     By: /s/ Jacques Delvoy, Vice President
                         ----------------------------------
                     Date:

                     THE FUJI BANK, LIMITED
                     LOS ANGELES AGENCY
                     as Series A Lender and Series B Lender

                     By: /s/ Hirotoshi Naito
                         -------------------
                     Date:

                     THE INDUSTRIAL BANK OF JAPAN LIMITED,
                     LOS ANGELES AGENCY
                     as Series A Lender and Series B Lender

                     By: /s/ Shusai Nagai, General Manager
                         ---------------------------------
                     Date:

                     VIA BANQUE, S.A.
                     as Series A Lender and Series B Lender

                     By: /s/ Christel Prot, Sous-Directeur
                         ---------------------------------
                     Date:

                     CREDIT LYONNAIS NEW YORK BRANCH,
                     as Agent

                     By: /s/ David C. Fink, Vice President
                         ---------------------------------
                     Date:

R-__

                            [FORM OF SERIES A NOTE]

              THE STATED PRINCIPAL AMOUNT OF THIS NOTE REPRESENTS
                THE MAXIMUM AMOUNT THEREOF PAYABLE TO THE HOLDER
               HEREOF AND MAY NOT CORRESPOND TO THE ACTUAL UNPAID
                           PRINCIPAL BALANCE HEREOF.
               THE AMOUNT OF THE UNPAID PRINCIPAL BALANCE AT ANY
                  TIME MAY BE OBTAINED FROM THE OWNER TRUSTEE.


                              FLEET NATIONAL BANK,
        (as successor to Shawmut Bank Connecticut, National Association)
           not in its individual capacity but solely as Owner Trustee under Trust Agreement dated as of December 15, 1994
          NON-RECOURSE SERIES A PROMISSORY NOTE DUE DECEMBER 31, 2001


New York, N.Y.
December 29, 1994

          FOR VALUE RECEIVED, the undersigned, not in its individual capacity but solely as Owner Trustee (herein in such capacity called the "Owner Trustee") under that certain Trust Agreement dated as of December 15, 1994, between the Equity Participant named therein and FLEET NATIONAL BANK (as successor to SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION) ("the Lessor"), hereby promises to pay, to ________________________ or registered assigns (hereinafter together with any other holder hereof referred to as the "Holder"), the maximum principal amount of $____________ in lawful money of the United States and in immediately available funds payable in installments beginning on March 31, 2001 and payable on the last day of each Payment Period thereafter, subject to the second paragraph hereof, as provided in the Loan Agreement and the schedule hereto, provided however, that the last payment hereunder shall be in the amount necessary to repay in full on December 31, 2001 the unpaid principal amount of this Series A Note. Interest shall accrue from the date of this Series A Note on the outstanding principal amount hereof in accordance with the Loan Agreement and shall be payable on such dates and in such amounts as determined in accordance with the Loan Agreement. All such payments of principal and interest shall be made to such place or places and to such account or accounts as Holder shall direct by written notice to the Lessor.

          This Series A Note is one of the Series A Notes issued in an original principal amount of $25,284,000 referred to in, and is entitled to the benefits of, the Loan Agreement dated as of December 15, 1994 between the Lessor, as Series A Lender and Series B Lender, and Credit Lyonnais New York Branch as the Agent as amended from time to time, including without limitation pursuant to the First Amendment and Restatement thereto dated as of ______, 1997, (the "Loan Agreement") as to which reference is hereby made for a statement of the terms, conditions and covenants under which the indebtedness evidenced hereby was and will be made and is to be repaid, including, among others, those related to the acceleration of the indebtedness represented hereby upon the occurrence of an Event of Default or the mandatory prepayment of any of the indebtedness represented hereby as provided in the Loan Agreement. This Series A Note is not subject to prepayment except as provided in the Loan Agreement. All capitalized terms used herein and not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

          This Series A Note is secured by Trust Estate as provided in the Loan Agreement and Mortgage and Assignment Agreements.

          This Series A Note is a non-recourse obligation of the Owner Trustee, and all payments of principal and interest to be made by the Owner Trustee on this Series A Note shall be made only from the Income and Proceeds from the Trust Estate. The Holder hereof, by its acceptance of this Series A Note, agrees that it will look solely to the Income and Proceeds from the Trust Estate to the extent available for distribution to the Holder hereof and that the Lessor shall not be personally liable to the Holder hereof for any amounts payable under this Series A Note or, except as expressly provided in the Loan Agreement, for any liability under the Loan Agreement or the other Transaction Documents.

          This Note is a registered Note and may be transferred only by registration of transfer as provided in Section 2.06 of the Loan Agreement. THIS
NOTE IS ALSO SUBJECT TO ADDITIONAL TRANSFER RESTRICTIONS SET FORTH IN THE PARTICIPATION AGREEMENT DEFINED IN THE SECOND "WHEREAS" CLAUSE OF THE LOAN AGREEMENT.

          To the extent permitted by applicable law, the Lessor waives notice, presentment, and demand.

          This Series A Note shall be governed by the laws of the State of New York without giving effect to the principles of conflicts of law.


                     FLEET NATIONAL BANK,
                     not in its individual capacity, but solely as Owner Trustee under the Trust Agreement


                     By: ________________________________________

                     SERIES A NOTE AMORTIZATION SCHEDULE/1/

          Payment Date              Principal Payment Percentage
          ------------              ----------------------------
          On or before
       December 31, 2000                          0%

       March 31, 2001                         1.042%

       June 30, 2001                          1.042%

       September 30, 2001                     1.042%

       December 31, 2001              remaining principal balance

----------------------
  /1/ The principal payment for any date is the percentage set forth opposite such date multiplied by the excess of the Outstanding Property Cost on December 31, 2000 over the aggregate amount of any Termination Value payments made by the Lessee after December 31, 2000.

R-__

                            [FORM OF SERIES B NOTE]


              THE STATED PRINCIPAL AMOUNT OF THIS NOTE REPRESENTS
                THE MAXIMUM AMOUNT THEREOF PAYABLE TO THE HOLDER
               HEREOF AND MAY NOT CORRESPOND TO THE ACTUAL UNPAID
                           PRINCIPAL BALANCE HEREOF.
               THE AMOUNT OF THE UNPAID PRINCIPAL BALANCE AT ANY
                  TIME MAY BE OBTAINED FROM THE OWNER TRUSTEE.

                              FLEET NATIONAL BANK
        (as successor to SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION)
           not in its individual capacity but solely as Owner Trustee under Trust Agreement dated as of December 15, 1994
          NON-RECOURSE SERIES B PROMISSORY NOTE DUE DECEMBER 31, 2001



  New York, N.Y.
  December 29, 1994


       FOR VALUE RECEIVED, the undersigned, not in its individual capacity but solely as Owner Trustee (herein in such capacity called the "Owner Trustee") under that certain Trust Agreement dated as of December 15, 1994, between the Equity Participant named therein and FLEET NATIONAL BANK (as successor to SHAWMUT BANK CONNECTICUT, NATIONAL ASSOCIATION ("the Lessor"), hereby promises to pay, to ______________________ or registered assigns, (hereinafter together with any other holder hereof referred to as the "Holder"), the maximum principal amount of $ _________ in lawful money of the United States and in immediately available funds payable, to the extent not previously repaid, on December 31, 2001. Interest shall accrue from the date of this Series B Note on the outstanding principal amount hereof in accordance with the Loan Agreement and shall be payable on such dates and in such amounts as determined in accordance with the Loan Agreement. All such payments of principal and interest shall be made to such place or places and to such account or accounts as Holder shall direct by written notice to the Lessor.

       This Series B Notes is one of the Series B Note originally issued in a principal amount of $3,816,000 referred to in, and is entitled to the benefits of, the Loan Agreement dated as of December 15, 1994 between the Lessor, the Series A Lender and the Series B Lender referred to therein and Credit Lyonnais New York Branch as Agent as amended from time to time, including without limitation, pursuant to the First Amendment and Restatement thereto dated as of _____ ___, 1997 (the "Loan Agreement") as to which reference is hereby made for a statement of the terms, conditions and covenants under which the indebtedness evidenced hereby was and will be made and is to be repaid, including, among others, those related to the acceleration of the indebtedness represented hereby upon the occurrence of an Event of Default or the mandatory prepayment of any of the indebtedness represented hereby as provided in the Loan Agreement. This Series B Note is not subject to prepayment except as provided in the Loan Agreement. All capitalized terms used herein and not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

       This Series B Note is secured by the Trust Estate as provided in the Loan Agreement and Mortgage and Assignment Agreements.

       This Series B Note is a non-recourse obligation of the Owner Trustee, and all payments of principal and interest to be made by the Owner Trustee on this Series B Note shall be made only from the Income and Proceeds from the Trust Estate. The Holder hereof, by its acceptance of this Series B Note, agrees that it will look solely to the Income and Proceeds from the Trust Estate to the extent available for distribution to the Holder hereof and that the Lessor shall not be personally liable to the Holder hereof for any amounts payable under this Series B Note or, except as expressly provided in the Loan Agreement, for any liability under the Loan Agreement or the other Transaction Documents.

       Under certain conditions provided for in the Loan Agreement, payments on the Series A Notes issued pursuant to the Loan Agreement may have a priority in right of payment over the Series B Notes.

       This Note is a registered Note and may be transferred only by registration of transfer as provided in Section 2.06 of the Loan Agreement. THIS NOTE IS ALSO SUBJECT TO ADDITIONAL TRANSFER RESTRICTIONS SET FORTH IN THE PARTICIPATION AGREEMENT DEFINED IN THE SECOND "WHEREAS" CLAUSE OF THE LOAN AGREEMENT.

       To the extent permitted by applicable law, the Lessor waives notice, presentment, and demand.

       This Series B Note shall be governed by the laws of the State of New York without giving effect to the principles of conflicts of law.

                            FLEET NATIONAL BANK
                            not in its individual capacity, but solely as Owner Trustee


                            By:
                               -------------------------------------------